Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2019 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 Third-Party Management Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 19 Property Overview - Square Feet & Occupancy 20 Occupancy Summary 21 Leasing Summary 22 Lease Expiration Schedule 23 Lease Expiration by Market 24 Top 20 Tenants & Tenant Industry Profile 25 Transaction Activity (1/1/17 - 4/24/19) 26 - 27 Development Projects 28 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 29 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 29 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 30 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 31 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 32 Definitions 33 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our 2019 guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other owners and operators of real estate); risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate developments in the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, and the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks relating to repositioning our portfolio; risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to acquisition and disposition activities; risks associated with possible cybersecurity attacks against us or any of our tenants; potential adverse impact of market interest rates on the market price for our securities; potential liability for uninsured losses and environmental contamination; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended ; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2018 and subsequently filed periodic reports. On the Cover: 80 M Street, Washington, D.C. Supplemental Information - Q1 2019 2

Columbia Property Trust, Inc. Q1 2019 Executive Summary Financial Highlights & Guidance:  For the first quarter of 2019, net income per diluted share was $0.03 (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.38 (page 11), cash flows from operations were $35.1 million (page 29), Adjusted FFO (AFFO)(1) was $28.7 million (page 11), and same store net operating income (based on cash rents) increased 8.2% (page 12).  2019 guidance ranges increased as follows (see page 6 for more information regarding guidance): Prior New Low High Low High Net income (per share) $0.18 $0.23 $0.19 $0.24 NFFO (per share) $1.35 $1.40 $1.37 $1.42 E Operational and Transactional Highlights:  Under contract to acquire 250 Church Street in New York through a joint venture, with closing expected later this year. We plan to redevelop the property.  Sold One & Three Glenlake Parkway in Atlanta on April 15, 2019 for a gross price of $227.5 million and net proceeds of $194 million (page 27).  Portfolio is 97.1% leased and 93.5% occupied (page 20). Leased 83,000 square feet during the quarter with positive GAAP and cash rent releasing spreads of 61.7% and 38.2%, respectively (page 22). Capital Structure:  As of March 31, 2019, our debt to real estate asset ratio is 33.2%, with no near-term maturities; and no mortgage debt on any of our consolidated properties (page 15).  Paid quarterly dividend of $0.20 per share ($0.80 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 29 - 33. Supplemental Information – Q1 2019 3

Columbia Property Trust, Inc. Company Profile & Investor Contacts Company Overview Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in high-barrier-to-entry U.S. office markets, primarily New York, San Francisco, and Washington D.C. Columbia is deeply experienced in transactions, asset management and repositioning, leasing, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 18 operating properties and two properties under development or redevelopment that contain nine million rentable square feet (as of 3/31/19). Columbia has investment-grade ratings from both Moody’s and Standard & Poor’s. For more information, please visit www.columbia.reit. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This report includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. We share control of the operations of the properties owned through unconsolidated joint ventures, and recognize that proportional financial data may not depict all of the legal and economic implications of our interest in these joint ventures. Executive and Senior Management E. Nelson Mills James A. Fleming Linda M. Bolan David T. Cheikin Chief Executive Officer, Executive Vice President Senior Vice President Senior Vice President President and Director Chief Financial Officer Property Management Strategic Real Estate Initiatives and Sustainability David S. Dowdney Wendy W. Gill Kevin A. Hoover Amy C. Tabb Senior Vice President Senior Vice President Senior Vice President Senior Vice President Leasing Corporate Operations Portfolio Management Business Development Chief Accounting Officer and Transactions Board of Directors Carmen M. Bowser Richard W. Carpenter John L. Dixon David B. Henry Murray J. McCabe Independent Director Independent Director Independent Director Independent Director Independent Director Chairman E. Nelson Mills Constance B. Moore Michael S. Robb George W. Sands Thomas G. Wattles Chief Executive Officer Independent Director Independent Director Independent Director Independent Director President Investor Relations Shareholder Services Corporate Counsel James A. Fleming T 855-347-0042 (toll free) King & Spalding LLP Executive Vice President & Chief Financial Officer F 816-701-7629 1180 Peachtree Street T 404-465-2126 E shareholders@columbia.reit Atlanta, GA 30309 E Jim.Fleming@columbia.reit T 404-572-4600 www.kslaw.com Matt Stover Director - Finance & Investor Relations T 404-465-2227 E Matt.Stover@columbia.reit Supplemental Information - Q1 2019 4

Columbia Property Trust, Inc. Capitalization Analysis & Research Coverage Unaudited ($ & shares in thousands except for per-share data and percentages) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Common Stock Data Weighted-Average Shares Outstanding - Basic 116,462 116,853 117,609 118,035 119,082 Weighted-Average Shares Outstanding - Diluted 116,880 117,359 118,207 118,462 119,350 High Closing Price $23.09 $23.53 $24.23 $22.79 $22.84 Low Closing Price $18.73 $18.13 $22.45 $20.21 $19.61 Average Closing Price $21.62 $21.42 $23.26 $21.66 $21.29 Closing Price (as of period end) $22.51 $19.35 $23.64 $22.71 $20.46 Dividends / Share (annualized) $0.80 $0.80 $0.80 $0.80 $0.80 Dividend Yield (annualized) (1) 3.6% 4.1% 3.4% 3.5% 3.9% Common Shares Outstanding (1) 116,880 116,698 117,984 117,974 118,602 Market Value of Common Shares (1) $2,630,969 $2,258,106 $2,789,142 $2,679,190 $2,426,597 Total Market Capitalization (1) (2) $4,230,949 $3,806,089 $4,214,592 $4,094,199 $4,078,710 (3) Common Stock Repurchases Shares Purchased - 1,286 - 659 1,296 Weighted-Average Price Per Share - $22.32 - $21.97 $21.03 Total Value of Shares Purchased - $28,705 - $14,490 $27,258 Equity Research Coverage BMO Capital Markets Inc. Evercore ISI Goldman Sachs JMP Securities John P. Kim Sheila McGrath Andrew Rosivach Mitch Germain 212-885-4115 212-497-0882 212-902-2796 212-906-3546 Morgan Stanley SunTrust Robinson Humphrey Vikram Malhotra Michael R. Lewis 212-761-7064 212-319-5659 Debt Research Coverage J.P. Morgan Securities Wells Fargo Mark Streeter Thierry Perrein 212-834-5086 704-410-3262 Rating Agencies Moody's Investor Services Standard & Poor's Lori Marks Fernanda Hernandez 212-553-1098 212-438-1347 (1) Based on closing price and ending shares for the last trading day of quarter. (2) Market value of shares plus gross debt as of quarter end. (3) Excludes the $49 million mortgage note on 263 Shuman Boulevard, which matured in July 2017. The company transferred the property to the lender on April 13, 2018. Supplemental Information - Q1 2019 5

Columbia Property Trust, Inc. 2019 Guidance Unaudited Twelve Months Ending 12/31/2019 Per share Low High Net income $0.19 $0.24 Real estate depreciation & amortization 1.18 1.18 Funds From Operations $1.37 $1.42 Normalized Funds From Operations $1.37 $1.42 2019 Portfolio Assumptions l Same Store NOI - Cash 8% - 10% l Leased percentage at year end: 95% - 97% l G&A expense - corporate $34M - $36M l Weighted-average common shares outstanding - diluted: 117M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, April 25, 2019, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (412) 542-4180. A replay of the conference call will be available through April 25, 2020, by dialing (877) 344-7529 and entering the confirmation number, 10129544. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. Supplemental Information - Q1 2019 6

Columbia Property Trust, Inc. Consolidated Balance Sheet - GAAP Unaudited (in thousands) As of Period End 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Assets: Real estate assets, at cost: Land (1) $ 803,986 $ 817,975 $ 817,975 $ 817,975 $ 825,208 Buildings and improvements (1) 2,167,907 2,313,396 2,281,352 2,258,098 2,467,632 Buildings and improvements, accumulated depreciation (375,981) (403,355) (384,068) (364,262) (407,894) Intangible lease asset 139,057 183,421 181,522 182,618 293,325 Intangible lease asset, accumulated amortization (74,807) (84,881) (84,323) (81,040) (99,092) Construction in progress (1) 37,772 33,800 39,599 49,135 46,814 Real estate assets held for sale 202,294 - - - - Real estate assets held for sale, accumulated depreciation (56,948) - - - - Total real estate assets $ 2,843,280 $ 2,860,356 $ 2,852,057 $ 2,862,524 $ 3,125,993 Operating lease assets 63,829 - - - - Investment in unconsolidated joint ventures (page 8) 1,067,905 1,071,353 1,045,044 1,053,092 1,058,441 Cash and cash equivalents 18,551 17,118 15,596 11,961 21,068 Tenant receivables, net of allowance for doubtful accounts 3,760 3,258 2,815 2,241 2,435 Straight line rent receivable 83,828 87,159 83,023 77,519 102,415 Prepaid expenses and other assets 31,520 23,218 31,316 29,242 25,189 Intangible lease origination costs 91,812 99,440 99,579 99,812 100,424 Intangible lease origination costs, accumulated amortization (60,186) (65,348) (63,953) (61,810) (59,884) Deferred lease costs 81,257 105,174 93,248 86,765 171,281 Deferred lease costs, accumulated amortization (22,325) (27,735) (26,990) (25,606) (28,562) Investment in development authority bonds - - 120,000 120,000 120,000 Other assets held for sale 34,091 - - - - Other assets held for sale, accumulated amortization (13,593) - - - - Total assets $ 4,223,729 $ 4,173,993 $ 4,251,735 $ 4,255,740 $ 4,638,800 Liabilities: Line of credit and notes payable $ 683,000 $ 632,000 $ 559,700 $ 549,537 $ 835,363 Bonds payable 700,000 700,000 700,000 700,000 700,000 Discount and fees on notes and bonds payable (7,808) (8,154) (7,455) (7,852) (8,687) Operating lease liabilities 34,738 - - - - Accounts payable, accrued expenses, and accrued capital 37,962 49,117 52,725 50,729 105,772 expenditures Distributions payable - 23,340 - - - Deferred income 16,943 15,593 15,724 16,000 18,264 Intangible lease liabilities 42,351 42,847 42,594 42,594 44,894 Intangible lease liabilities, accumulated amortization (22,812) (21,766) (20,753) (19,280) (19,265) Obligations under capital leases - - 120,000 120,000 120,000 Liabilities held for sale 20,871 - - - - Liabilities held for sale, accumulated amortization (380) - - - - Total liabilities $ 1,504,865 $ 1,432,977 $ 1,462,535 $ 1,451,728 $ 1,796,341 Equity: Common stock $ 1,169 $ 1,167 $ 1,180 $ 1,180 $ 1,186 Additional paid in capital 4,420,727 4,421,587 4,448,688 4,447,054 4,459,354 Cumulative distributions in excess of earnings (1,703,945) (1,684,082) (1,665,745) (1,648,577) (1,621,498) Other comprehensive loss 913 2,344 5,077 4,355 3,417 Total equity $ 2,718,864 $ 2,741,016 $ 2,789,200 $ 2,804,012 $ 2,842,459 Total liabilities and equity $ 4,223,729 $ 4,173,993 $ 4,251,735 $ 4,255,740 $ 4,638,800 (1) As of March 31, 2019, the following amounts relate to the redevelopment of the 149 Madison property: $59.1 million in land, $29.0 million in buildings and improvements, and $10.2 million in construction in progress. Supplemental Information - Q1 2019 7

Columbia Property Trust, Inc. Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands) As of Period End 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Assets: Real estate assets, at cost: Land (2) $ 297,785 $ 297,785 $ 225,227 $ 225,227 $ 225,227 Buildings and improvements 771,200 769,984 768,592 765,908 760,806 Buildings and improvements, accumulated depreciation (60,705) (54,440) (48,254) (42,015) (35,884) Intangible lease asset 41,944 43,163 43,760 44,012 44,145 Intangible lease asset, accumulated amortization (10,014) (9,694) (8,867) (7,580) (6,066) Construction in progress (2) 16,795 12,965 3,473 3,429 3,953 Total real estate assets $ 1,057,005 $ 1,059,763 $ 983,931 $ 988,981 $ 992,181 Operating lease assets 62,237 - - - - Cash and cash equivalents 22,815 23,666 19,676 22,251 20,961 Tenant receivables, net of allowance for doubtful accounts 1,231 911 1,229 1,623 1,674 Straight line rent receivable 20,327 19,437 18,509 17,065 16,197 Prepaid expenses and other assets 2,941 4,008 3,571 4,573 3,788 Intangible lease origination costs 30,240 30,423 30,515 30,802 30,851 Intangible lease origination costs, accumulated amortization (7,321) (6,593) (5,801) (5,217) (4,324) Deferred lease costs 21,953 21,271 20,632 19,854 21,348 Deferred lease costs, accumulated amortization (5,440) (4,960) (4,327) (3,760) (3,284) Total assets $ 1,205,988 $ 1,147,926 $ 1,067,935 $ 1,076,172 $ 1,079,392 Liabilities: Line of credit and notes payable $ 216,980 $ 215,983 $ 165,750 $ 165,750 $ 165,750 Fees on notes payable (2,574) (2,827) (128) (135) (142) Operating lease liabilities 164,907 - - - - Accounts payable, accrued expenses, and accrued capital 12,142 36,163 30,606 30,064 28,119 expenditures Deferred income 3,388 4,311 2,772 3,287 3,478 Intangible lease liabilities 34,177 116,422 116,758 117,336 117,336 Intangible lease liabilities, accumulated amortization (9,730) (11,441) (10,464) (9,778) (8,405) Total liabilities $ 419,290 $ 358,611 $ 305,294 $ 306,524 $ 306,136 Total equity $ 786,698 $ 789,315 $ 762,641 $ 769,648 $ 773,256 Total equity $ 786,698 $ 789,315 $ 762,641 $ 769,648 $ 773,256 Basis differences, net of $6,386 of accumulated amortization (3) 281,207 282,038 282,403 283,444 285,185 Investment in unconsolidated joint ventures (page 7) $ 1,067,905 $ 1,071,353 $ 1,045,044 $ 1,053,092 $ 1,058,441 $ - (1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18). (2) As of March 31, 2019, the following amounts relate to the development of the 799 Broadway property: $72.6 million in land and $11.5 million in construction in progress. (3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability. Supplemental Information - Q1 2019 8

Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Revenues: Rental income and tenant reimbursements $ 71,862 $ 71,746 $ 69,737 $ 71,409 $ 70,360 Asset & property management fee income 1,869 1,982 1,825 1,818 1,759 Other property income (1) 1,702 1,795 1,778 2,143 1,591 Total revenues $ 75,433 $ 75,523 $ 73,340 $ 75,370 $ 73,710 Operating expenses: Property operating costs 24,237 22,301 21,000 22,450 23,062 Asset and property management fee expense 255 235 206 205 208 Depreciation 20,404 20,401 19,878 20,681 20,835 Amortization 7,461 7,995 7,920 8,623 8,016 Impairment loss on real estate assets - - - 30,812 - General and administrative - corporate 8,424 8,600 8,303 8,282 7,794 General and administrative - unconsolidated joint ventures 809 895 746 736 731 Total operating expenses $ 61,590 $ 60,427 $ 58,053 $ 91,789 $ 60,646 Other income (expense): Interest expense (12,095) (11,768) (11,251) (12,514) (14,095) Capital lease obligation interest expense - (1,471) (1,800) (1,800) (1,800) Development authority bond income - 1,471 1,800 1,800 1,800 Interest and other income 1 3 3 14 3 Gain on sale of unconsolidated joint venture interests - - - - 762 Gain (loss) on extinguishment of debt - (373) - 23,713 - Total other income (expense) $ (12,094) $ (12,138) $ (11,248) $ 11,213 $ (13,330) Income (loss) before income tax expense, income (loss) from unconsolidated joint ventures and gain on sale $ 1,749 $ 2,958 $ 4,039 $ (5,206) $ (266) of real estate assets Income tax expense (7) (21) (3) (6) (7) Income (loss) before income (loss) from unconsolidated $ 1,742 $ 2,937 $ 4,036 $ (5,212) $ (273) joint ventures Income (loss) from unconsolidated joint ventures (p. 10) 1,771 2,066 2,393 1,773 1,771 Net income (loss) $ 3,513 $ 5,003 $ 6,429 $ (3,439) $ 1,498 Weighted-average common shares outstanding - basic 116,462 116,853 117,609 118,035 119,082 Net income (loss) per share - basic $ 0.03 $ 0.04 $ 0.05 $ (0.03) $ 0.01 Weighted-average common shares outstanding - diluted 116,880 117,359 118,207 118,462 119,350 Net income (loss) per share - diluted $ 0.03 $ 0.04 $ 0.05 $ (0.03) $ 0.01 (1) Other property income includes lease termination income on a straight-line basis, cafeteria revenue, fitness center revenue, and management fee reimbursements. Supplemental Information - Q1 2019 9

Columbia Property Trust, Inc. Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Revenues: Rental income and tenant reimbursements $ 28,545 $ 28,441 $ 27,995 $ 27,446 $ 28,509 Other property income (2) - 68 - - 64 Total revenues $ 28,545 $ 28,509 $ 27,995 $ 27,446 $ 28,573 Operating expenses: Property operating costs 10,904 10,797 10,276 10,216 10,328 Asset and property management fee expense 1,068 1,049 1,040 1,030 1,060 Depreciation 8,549 8,442 8,212 8,212 8,677 Amortization 4,379 4,228 4,309 4,422 4,883 General and administrative 109 270 96 76 136 Total operating expenses $ 25,009 $ 24,786 $ 23,933 $ 23,956 $ 25,084 Other income (expense): Interest expense (1,709) (1,709) (1,709) (1,709) (1,711) Loss on interest rate cap (117) - - - - Interest and other income 68 59 43 (1) 1 Total other income (expense) $ (1,758) $ (1,650) $ (1,666) $ (1,710) $ (1,710) Income (loss) before income tax expense $ 1,778 $ 2,073 $ 2,396 $ 1,780 $ 1,779 Income tax benefit (expense) (7) (7) (3) (7) (8) Income (loss) from unconsolidated joint ventures $ 1,771 $ 2,066 $ 2,393 $ 1,773 $ 1,771 (1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 18). (2) Other property income includes lease termination income on a straight-line basis. Supplemental Information - Q1 2019 10

Columbia Property Trust, Inc. Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Operating Income (based on GAAP rents) $ 66,646 $ 68,638 $ 67,953 $ 68,049 $ 66,859 Non-cash carrying costs for Shuman Boulevard (2) - - - 196 1,867 Asset & property management fee income 1,869 1,982 1,825 1,818 1,759 General and administrative - corporate (8,424) (8,600) (8,303) (8,282) (7,794) General and administrative - unconsolidated joint ventures (809) (895) (746) (736) (731) Interest expense (net) (12,094) (13,236) (13,049) (14,300) (15,892) Interest income from development authority bonds - 1,471 1,800 1,800 1,800 Income tax expense (7) (21) (3) (6) (7) Adjustments included in income (loss) from unconsolidated (2,758) (2,899) (2,731) (2,747) (2,849) joint ventures Normalized FFO $ 44,423 $ 46,440 $ 46,746 $ 45,792 $ 45,012 Normalized FFO per share (basic) $ 0.38 $ 0.40 $ 0.40 $ 0.39 $ 0.38 Normalized FFO per share (diluted) $ 0.38 $ 0.40 $ 0.40 $ 0.39 $ 0.38 Net Operating Income (based on cash rents) $ 58,854 $ 61,669 $ 58,988 $ 56,701 $ 54,243 Non-cash carrying costs for Shuman Boulevard (2) - - - 196 1,867 Asset & property management fee income 1,869 1,982 1,825 1,818 1,759 General and administrative - corporate (8,424) (8,600) (8,303) (8,282) (7,794) General and administrative - unconsolidated joint ventures (809) (895) (746) (736) (731) Non-cash operating lease expense in G&A (30) - - - - Stock based compensation expense in G&A (3) 1,539 1,614 1,630 2,194 1,528 Straight-line rent receivable write-off in G&A (4) - - - 350 - Interest expense - cash (net) (11,454) (11,088) (10,529) (11,673) (13,211) Income tax expense (7) (21) (3) (6) (7) Adjustments included in income (loss) from unconsolidated (3,158) (3,273) (3,124) (3,140) (3,238) joint ventures Maintenance capital (5) (6) (9,715) (3,128) (10,877) (5,283) (4,536) AFFO $ 28,665 $ 38,260 $ 28,861 $ 32,139 $ 29,880 Weighted-average common shares outstanding - basic 116,462 116,853 117,609 118,035 119,082 Weighted-average common shares outstanding - diluted 116,880 117,359 118,207 118,462 119,350 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 33. (2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses. (3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense. (4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense. (5) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (6) Includes CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q1 2019 11

Columbia Property Trust, Inc. Net Operating Income (1) Unaudited (in thousands) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Operating Income (based on GAAP rents) Revenues: Rental Income and Tenant Reimbursements $ 71,001 $ 71,082 $ 69,718 $ 68,505 $ 65,847 Other Property Income 1,702 1,795 1,778 2,143 1,640 Total Revenues $ 72,703 $ 72,877 $ 71,496 $ 70,648 $ 67,487 Total Operating Expenses (23,878) (22,135) (21,229) (21,863) (21,534) Same Store Net Operating Income $ 48,825 $ 50,742 $ 50,267 $ 48,785 $ 45,953 (based on GAAP rents) wholly-owned properties (2) Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties $ 17,719 $ 17,701 $ 17,648 $ 17,155 $ 16,846 in Unconsolidated Joint Ventures (3) Same Store NOI (based on GAAP rents) $ 66,544 $ 68,443 $ 67,915 $ 65,940 $ 62,799 Net Operating Income from: Acquisitions (4) 102 245 - - - Dispositions (5) (6) - (50) 38 2,109 4,060 Net Operating Income (based on GAAP rents) $ 66,646 $ 68,638 $ 67,953 $ 68,049 $ 66,859 Net Operating Income (based on cash rents) Revenues: Rental Income and Tenant Reimbursements $ 65,283 $ 66,343 $ 63,507 $ 61,945 $ 59,936 Other Property Income 1,702 1,795 1,778 2,143 1,640 Total Revenues $ 66,985 $ 68,138 $ 65,285 $ 64,088 $ 61,576 Total Operating Expenses (23,710) (21,999) (21,093) (21,727) (21,396) Same Store Net Operating Income $ 43,275 $ 46,139 $ 44,192 $ 42,361 $ 40,180 (based on cash rents) wholly-owned properties (2) Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties $ 15,425 $ 15,353 $ 14,758 $ 14,680 $ 14,096 in Unconsolidated Joint Ventures (3) Same Store NOI (based on cash rents) $ 58,700 $ 61,492 $ 58,950 $ 57,041 $ 54,276 Same Store NOI - % Change (same quarter prior year) 8.2% Net Operating Income from: Acquisitions (4) 154 227 - - - Dispositions (5) (6) - (50) 38 (340) (33) Net Operating Income (based on cash rents) $ 58,854 $ 61,669 $ 58,988 $ 56,701 $ 54,243 (1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 33. (2) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (3) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (4) Reflects activity for the following properties acquired since January 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share). (5) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: 222 East 41st Street, University Circle (22.5% share), and 333 Market Street (22.5% share). (6) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. Supplemental Information - Q1 2019 12

Columbia Property Trust, Inc. Third-Party Management Income Unaudited (in thousands) Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 3/31/19: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%. Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 JV Total: Asset & property management fee income (page 9) (1) $ 1,869 1,982 1,825 1,818 1,759 General and administrative - unconsolidated joint ventures (809) (895) (746) (736) (731) (page 9) Subtotal $ 1,060 $ 1,087 $ 1,079 $ 1,082 $ 1,028 Less CXP Share: Asset & property management fee income $ 1,008 $ 1,070 $ 967 $ 955 $ 995 General and administrative - unconsolidated joint ventures (434) (480) (400) (395) (414) Subtotal $ 574 $ 590 $ 567 $ 560 $ 581 JV Partner's Share: Asset & property management fee income $ 861 $ 912 $ 858 $ 863 $ 764 General and administrative - unconsolidated joint ventures (375) (415) (346) (341) (317) Total - Third-Party Management Income $ 486 $ 497 $ 512 $ 522 $ 447 (1) Includes non-recurring leasing fees. Supplemental Information - Q1 2019 13

Columbia Property Trust, Inc. Capital Expenditure Summary (1) Unaudited ($ in thousands) Capital Expenditures Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Maintenance Building Capital $ 997 $ 2,548 $ 2,151 $ 2,219 $ 2,070 Tenant Improvements 13,563 (2) (2,150) 1,677 1,637 1,485 Leasing Commissions 489 2,841 3,986 1,510 1,134 Other Leasing Costs (3) (5,334) (111) 3,063 (83) (153) Total - Maintenance $ 9,715 $ 3,128 $ 10,877 $ 5,283 $ 4,536 Investment Building Capital $ 4,451 $ 3,548 $ 8,404 $ 7,606 $ 5,868 Tenant Improvements 4,740 6,229 2,821 12,490 8,100 Leasing Commissions 1,047 7,749 543 2,329 2,730 Other Leasing Costs (3) 450 (85) (52) (2,113) 428 Development Projects (see page 28) 149 Madison Avenue (4) 2,204 5,366 1,393 1,683 1,690 799 Broadway (5) 2,933 6,119 - - - Total - Investment $ 15,825 $ 28,926 $ 13,109 $ 21,995 $ 18,816 Maintenance & Investment Building Capital $ 5,448 $ 6,096 $ 10,555 $ 9,825 $ 7,938 Tenant Improvements 18,303 4,079 4,498 14,127 9,585 Leasing Commissions 1,536 10,590 4,529 3,839 3,864 Other Leasing Costs (3) (4,884) (196) 3,011 (2,196) 275 Development Projects 5,137 11,485 1,393 1,683 1,690 Total - Maintenance & Investment $ 25,540 $ 32,054 $ 23,986 $ 27,278 $ 23,352 (1) Includes CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). (2) Excludes $13.4 million of accrued tenant improvements that reduced the sale price of Glenlake Parkway, which was sold on April 15, 2019. (3) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred. (4) Amounts include capitalized interest of $0.8 million, $0.9 million, $0.8 million, $0.8 million, and $0.8 million, respectively. (5) Amounts include capitalized interest of $1.0 million and $1.2 million, respectively. NOTE: See page 33 of this supplemental report for a description of Maintenance and Investment Capital. Supplemental Information - Q1 2019 14

Columbia Property Trust, Inc. Debt Overview Unaudited ($ in thousands) (at 3/31/2019) Debt Instrument - Secured Maturity Rate Rate Type Balance % of Total Debt Mortgage Debt - Unconsolidated JV 799 Broadway - Construction Loan October-21 LIBOR + 425 bps Floating $ 51,230 (1) 3.2% Market Square July-23 5.07% Fixed 165,750 (2) 10.3% Weighted Average / Secured - Mortgage Notes 3.8 Years 5.47% $ 216,980 13.5% Debt Instrument - Unsecured Maturity Rate Rate Type Balance % of Total Debt Bank Facilities $150 Million Term Loan (3) July-22 3.07% Fixed $ 150,000 9.4% $650 Million Revolving Credit Facility (4) January-23 LIBOR + 90 bps Floating 533,000 33.3% $300 Million Term Loan (5) January-24 LIBOR + 100 bps Floating - 0.0% Weighted Average / Bank Facilities 3.7 Years 3.28% $ 683,000 42.7% Bonds $350 Million @ 4.150% April-25 4.15% Fixed $ 350,000 21.9% $350 Million @ 3.650% August-26 3.65% Fixed 350,000 21.9% Weighted Average / Bonds 6.7 Years 3.90% $ 700,000 43.8% Weighted Average / Unsecured 5.2 Years 3.59% $ 1,383,000 86.5% Weighted Average / Total Debt 5.0 Years 3.85% (6) $ 1,599,980 100.0% Debt - consolidated $ 1,383,000 Debt - unconsolidated 216,980 Total Debt $ 1,599,980 Weighted Ave Weighted Ave Fixed and Floating Rate Debt Analysis Maturity Rate - Qtr Balance % of Total Debt Fixed Rate Debt 5.8 Years 3.97% $ 1,015,750 63.5% Floating Rate Debt 3.7 Years 3.64% 584,230 36.5% Total 5.0 Years 3.85% (6) $ 1,599,980 100.0% Debt Ratios Net Debt (Average) to Adjusted EBITDAre - Q1 2019 (7) 6.6x Net Debt to Gross Real Estate Assets - 3/31/19 (7) 32.3% (1) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance, in which CXP owns a 49.7% interest through an unconsolidated joint venture. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement that caps LIBOR at 4%. (2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture. (3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in our consolidated statements of (4) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six- month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options. (5) The $300 Million Term Loan bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.85% to 1.65% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.65% based on credit rating. The term loan is currently undrawn and includes a delayed-draw feature allowing CXP until December 7, 2019 to fully draw the loan in up to three installments. (6) During first quarter of 2019, CXP's ownership share of interest expense and capitalized interest were $13.8 million and $2.3 million, respectively. (7) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information - Q1 2019 15

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 3/31/2019) Bond Covenant Compliance Metric Actual (3/31/19) Debt to Total Asset Value Ratio Max 60% 30.0% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.29x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 260.0% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (3/31/19) Debt to Total Asset Value Ratio Max 60% 36.1% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.43x Secured Debt to Total Asset Value Ratio Max 40% 4.9% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 41.9% Unencumbered Interest Coverage Ratio Min 1.75x 4.40x Supplemental Information - Q1 2019 16

Columbia Property Trust, Inc. Debt Maturities Unaudited ($ in thousands) (at 3/31/2019) Secured Unsecured Unsecured % of Interest % of Gross Maturity Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (1) Real Estate Assets 2019 $ - $ - $ - $ - 0.0% 0.00% 0.0% 2020 - - - - 0.0% 0.00% 0.0% 2021 51,230 - - 51,230 3.2% 6.76% 1.0% 2022 - 150,000 - 150,000 9.4% 3.07% 3.1% 2023 165,750 533,000 - 698,750 43.6% 3.75% 14.5% 2024 - - - - 0.0% 0.00% 0.0% 2025 - - 350,000 350,000 21.9% 4.15% 7.3% 2026 - - 350,000 350,000 21.9% 3.65% 7.3% Total $ 216,980 $ 683,000 $ 700,000 $ 1,599,980 100.0% 3.85% 33.2% % of Total Debt 13.5% 42.7% 43.8% $800 Maturity Schedule ($M) 3.75% $700 $600 $500 $533 $400 4.15% 3.65% $300 $200 3.07% $350 $350 $100 6.76% $150 $166 $51 $0 2019 2020 2021 2022 2023 2024 2025 2026 Mortgage Debt - JV Term Loans Line of Credit Bonds (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Supplemental Information - Q1 2019 17

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 3/31/2019) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 137,825 (1) 333 Market Street 55% 272,519 University Circle 55% 291,159 114 5th Avenue 49.5% 96,059 1800 M Street 55% 234,837 799 Broadway 49.7% 35,506 (2) Investment in Unconsolidated Joint Ventures (page 8) $ 1,067,905 (3) 333 Market Street University Circle 114 5th Avenue Total (gross) Amortization Total (net) (1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 15). (2) 799 Broadway Joint Venture holds a construction loan with a balance of $103.1 million. CXP's ownership share is $51.2 million (see page 15). (3) Includes basis differences (see footnote 3 page 8). Supplemental Information - Q1 2019 18

Columbia Property Trust, Inc. Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue Unaudited ($ in thousands) (at 3/31/2019) Net Operating Net Operating Gross Annualized Income - Q1 2019 Income - Q1 2019 Ownership Secured Real Estate Lease (based on (based on Property Market % Debt? Assets (1) Revenue (ALR) GAAP rents) cash rents) 229 West 43rd Street New York, NY 100% $ 507,218 $ 35,210 $ 6,375 $ 5,089 315 Park Avenue South New York, NY 100% 402,747 29,345 3,931 2,142 249 West 17th Street New York, NY 100% 341,232 23,509 6,003 4,703 95 Columbus Jersey City, NJ 100% 204,446 25,410 3,690 4,021 218 West 18th Street New York, NY 100% 179,842 11,596 2,375 1,552 114 5th Avenue New York, NY 49.5% 211,583 (2) 17,363 (2) 577 (2) 1,490 (2) 149 Madison Avenue New York, NY 100% 98,278 - (3) - - 799 Broadway New York, NY 49.7% Yes 84,824 (2) - (3) (145) (2) (145) (2) Subtotal - New York 2,030,170 42% 142,433 22,806 18,852 650 California Street San Francisco, CA 100% 341,262 36,024 5,744 5,289 333 Market Street San Francisco, CA 55% 276,464 (2) 14,597 (2) (4) 4,787 (2) 3,319 (2) 221 Main Street San Francisco, CA 100% 246,339 28,552 4,403 4,010 University Circle East Palo Alto, CA 55% 292,304 (2) 26,452 (2) 5,563 (2) 4,855 (2) Subtotal - San Francisco 1,156,369 24% 105,625 20,497 17,473 Market Square Washington, D.C. 51% Yes 305,178 (2) 26,061 (2) 3,458 (2) 3,320 (2) 1800 M Street Washington, D.C. 55% 241,027 (2) 18,803 (2) 3,333 (2) 2,440 (2) 80 M Street Washington, D.C. 100% 106,843 13,041 1,661 1,511 Subtotal - Washington, D.C. 653,048 14% 57,905 8,452 7,271 Lindbergh Center (5) Atlanta, GA 100% 312,119 26,780 (4) 5,815 5,990 One & Three Glenlake Parkway (6) Atlanta, GA 100% 209,256 20,625 2,336 2,458 Subtotal - Atlanta 521,375 11% 47,405 8,151 8,448 Cranberry Woods Drive Pittsburgh, PA 100% 203,771 14,774 (4) 3,836 3,622 116 Huntington Avenue Boston, MA 100% 138,819 13,925 1,989 2,056 Pasadena Corporate Park Los Angeles, CA 100% 112,113 8,576 1,119 1,340 Subtotal - Other 454,703 9% 37,275 6,944 7,018 Corporate & Other 3,157 - (204) (7) (208) (7) Total - All Properties (2) $ 4,818,822 $ 390,643 $ 66,646 $ 58,854 Total - wholly-owned properties $ 3,407,442 $ 287,367 $ 49,073 $ 43,575 Total - CXP Share of Properties in Unconsolidated Joint Ventures $ 1,411,380 $ 103,276 $ 17,573 $ 15,279 (1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8). (3) Excluded as the property is currently under redevelopment / development. (4) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant. (5) Includes retail component that was acquired on October 24, 2018 (see page 26). (6) Property sold on April 15, 2019 (see page 27). (7) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties. Supplemental Information - Q1 2019 19

Columbia Property Trust, Inc. Property Overview - Square Feet & Occupancy Unaudited (SF in thousands) (at 3/31/2019) Average Ownership Rentable Leased Percent Commenced Economic Property Market % Square Feet Square Feet Leased Occupancy Occupancy (1) 229 West 43rd Street New York, NY 100% 482 450 93.4% 93.4% 86.8% 315 Park Avenue South New York, NY 100% 332 332 100.0% 93.8% 68.0% 249 West 17th Street New York, NY 100% 281 281 100.0% 100.0% 100.0% 95 Columbus Jersey City, NJ 100% 630 630 100.0% 100.0% 100.0% 218 West 18th Street New York, NY 100% 166 166 100.0% 100.0% 91.9% 114 5th Avenue New York, NY 49.5% 174 (2) 174 (2) 100.0% 100.0% 100.0% 149 Madison Avenue New York, NY 100% - (3) - (3) - - - 799 Broadway New York, NY 49.7% - (3) - (3) - - - Subtotal - New York 2,065 2,033 98.5% 97.5% 91.1% 650 California Street San Francisco, CA 100% 469 456 97.2% 93.9% 92.9% 333 Market Street San Francisco, CA 55% 361 (2) 361 (2) 100.0% 100.0% 100.0% 221 Main Street San Francisco, CA 100% 383 372 97.1% 89.1% 87.2% University Circle East Palo Alto, CA 55% 249 (2) 246 (2) 98.8% 97.3% 97.5% Subtotal - San Francisco 1,462 1,435 98.2% 94.7% 93.9% Market Square Washington, D.C. 51% 355 (2) 318 (2) 89.6% 84.2% 77.4% 1800 M Street Washington, D.C. 55% 311 (2) 291 (2) 93.6% 91.8% 86.6% 80 M Street Washington, D.C. 100% 286 243 85.0% 85.0% 78.7% Subtotal - Washington, D.C. 952 852 89.5% 86.8% 80.8% Lindbergh Center (4) Atlanta, GA 100% 1,102 1,089 98.8% 96.8% 96.8% One & Three Glenlake Parkway (5) Atlanta, GA 100% 706 706 100.0% 77.2% 76.1% Subtotal - Atlanta 1,808 1,795 99.3% 89.2% 88.7% Cranberry Woods Drive Pittsburgh, PA 100% 824 824 100.0% 100.0% 100.0% 116 Huntington Avenue Boston, MA 100% 272 242 89.0% 89.0% 86.9% Pasadena Corporate Park Los Angeles, CA 100% 262 246 93.9% 93.9% 93.9% Subtotal - Other 1,358 1,312 96.6% 96.6% 96.3% Total - All Properties (2) 7,645 7,427 97.1% 93.5% 90.7% Total - All Properties (at 100%) 8,917 (6) 8,645 (6) (1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture. (3) Excluded as the property is currently under redevelopment / development. (4) Includes retail component that was acquired on October 24, 2018 (see page 26). (5) Property sold on April 15, 2019 (see page 27). (6) Includes 100% of properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q1 2019 20

Columbia Property Trust, Inc. Occupancy Summary (1) Unaudited (SF in thousands) (at 3/31/2019) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of December 31, 2018 7,644 7,442 97.4% Leasing Activity New Leases (2) 1 97 Lease Expirations/Early Terminations (112) Net Absorption 1 (15) As of March 31, 2019 7,645 7,427 97.1% 100% Percent Leased 97.3% 97.4% 96.8% 97.1% 97.1% 95% 90% 85% 3/31/18 6/30/18 9/30/18 12/31/18 3/31/19 (1) Excludes 149 Madison and 799 Broadway which are currently under redevelopment / development. (2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. Supplemental Information - Q1 2019 21

Columbia Property Trust, Inc. Leasing Summary Unaudited (weighted average unless otherwise noted) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Renewal Leases Number of Leases 1 3 5 2 2 Square Feet of Leasing (at 100%) 7,697 243,717 236,755 22,630 18,146 Square Feet of Leasing (at CXP's share) (1) 3,925 234,791 230,045 22,630 18,146 Lease Term (months) 56 61 38 37 34 Tenant Improvements per Square Foot 102.91 30.77 14.25 3.74 33.47 Leasing Commissions per Square Foot 23.53 26.13 11.48 8.14 6.76 Total per Square Foot $ 126.44 $ 56.90 $ 25.73 $ 11.88 $ 40.23 Tenant Improvements per Square Foot per Year of Lease Term 22.05 6.03 4.46 1.22 11.95 Leasing Commissions per Square Foot per Year of Lease Term 5.04 5.12 3.60 2.65 2.41 Total per Square Foot per Year $ 27.09 $ 11.15 $ 8.06 $ 3.87 $ 14.36 Cash Rent Releasing Spread (2) -0.6% 6.2% 3.1% 5.1% 6.2% GAAP Rent Releasing Spread (2) 0.0% 12.5% 5.5% 5.7% 11.2% New Leases (Space Vacant > 1 Year) Number of Leases 7 8 6 4 12 Square Feet of Leasing (at 100%) 59,339 154,620 21,347 44,087 56,290 Square Feet of Leasing (at CXP's share) (1) 48,457 145,068 16,071 32,337 48,004 Lease Term (months) 91 190 108 121 96 Tenant Improvements per Square Foot 115.18 98.98 110.01 112.17 69.76 Leasing Commissions per Square Foot 26.93 29.54 30.29 42.81 23.45 Total per Square Foot $ 142.11 $ 128.52 $ 140.30 $ 154.98 $ 93.21 Tenant Improvements per Square Foot per Year of Lease Term 15.22 6.26 12.28 11.15 8.76 Leasing Commissions per Square Foot per Year of Lease Term 3.56 1.87 3.38 4.26 2.94 Total per Square Foot per Year $ 18.78 $ 8.13 $ 15.66 $ 15.41 $ 11.70 New Leases (Space Vacant < 1 Year) (3) Number of Leases 5 4 6 4 3 Square Feet of Leasing (at 100%) 16,301 43,447 162,615 83,343 49,010 Square Feet of Leasing (at CXP's share) (1) 14,834 35,527 158,910 82,361 49,010 Lease Term (months) 158 96 138 115 100 Tenant Improvements per Square Foot 58.71 64.53 72.77 43.92 55.98 Leasing Commissions per Square Foot 130.29 24.46 22.08 21.38 32.45 Total per Square Foot $ 189.00 $ 88.99 $ 94.85 $ 65.30 $ 88.43 Tenant Improvements per Square Foot per Year of Lease Term 4.45 8.08 6.33 4.58 6.75 Leasing Commissions per Square Foot per Year of Lease Term 9.87 3.06 1.92 2.23 3.91 Total per Square Foot per Year $ 14.32 $ 11.14 $ 8.25 $ 6.81 $ 10.66 Cash Rent Releasing Spread (2) 41.0% 49.8% 9.1% -0.7% 59.0% GAAP Rent Releasing Spread (2) 65.8% 70.1% 21.8% 13.9% 66.2% Total Leases Number of Leases 13 15 17 10 17 Square Feet of Leasing (at 100%) 83,337 441,784 420,717 150,060 123,446 Square Feet of Leasing (at CXP's share) (1) 67,216 415,386 405,026 137,328 115,160 Lease Term (months) 130 130 119 112 96 Tenant Improvements per Square Foot 92.01 68.10 65.95 61.97 60.87 Leasing Commissions per Square Foot 68.65 27.81 20.96 27.01 27.96 Total per Square Foot $ 160.66 $ 95.91 $ 86.91 $ 88.98 $ 88.83 Tenant Improvements per Square Foot per Year of Lease Term 13.24 6.29 5.51 5.57 8.41 Leasing Commissions per Square Foot per Year of Lease Term 5.04 3.81 2.93 2.78 3.27 Total per Square Foot per Year $ 18.28 $ 10.10 $ 8.44 $ 8.35 $ 11.68 Cash Rent Releasing Spread (2) 38.2% 11.4% 8.2% -0.2% 56.1% GAAP Rent Releasing Spread (2) 61.7% 19.3% 19.1% 13.1% 63.2% (1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures. (2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership). (3) Includes executed leases that have not yet commenced for space covered by an existing lease. Supplemental Information - Q1 2019 22

Columbia Property Trust, Inc. Lease Expiration Schedule Unaudited (SF & $ in thousands) (at 3/31/2019) Expiring Annualized Lease Expiring Rentable Square % of Rentable Square Footage Year Revenue (ALR) % of ALR Expiring Footage Expiring Vacant $ - 0.0% 218 2.8% 2019 5,680 1.4% 74 1.0% 2020 22,083 5.7% 346 4.5% 2021 63,517 16.3% 1,758 23.0% 2022 24,844 6.4% 457 6.0% 2023 36,035 9.2% 547 7.2% 2024 23,349 6.0% 298 3.9% 2025 45,640 11.7% 607 7.9% 2026 36,804 9.4% 722 9.4% 2027 15,400 3.9% 193 2.5% 2028 7,058 1.8% 106 1.4% 2029 21,894 5.6% 344 4.5% 2030 28,983 7.4% 362 4.7% 2031 1,014 0.3% 28 0.4% 2032 16,846 4.3% 854 11.2% 2033+ 41,496 10.6% 731 9.6% Total $ 390,643 100.0% 7,645 100.0% 20.0% Lease Expiration Schedule 16.3% 15.0% 11.7% 10.0% 10.6% 9.2% 9.4% 7.4% 6.4% 5.0% 5.7% 6.0% 5.6% 3.9% 4.3% 0.3% 1.4% 1.8% 0.0% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ % of ALR Expiring NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Supplemental Information - Q1 2019 23

Columbia Property Trust, Inc. Lease Expiration by Market Unaudited (SF & $ in thousands) New York (1) San Francisco (1) Washington, D.C. (1) Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q2 2019 - - - 5 545 109.00 2 94 47.00 Q3 2019 - - - 28 2,520 90.00 6 316 52.67 Q4 2019 - - - 15 1,077 71.80 9 600 66.67 Total - 2019 - - - 48 4,142 86.29 17 1,010 59.41 Q1 2020 28 2,131 76.11 11 879 79.91 12 956 79.67 Q2 2020 8 262 32.75 77 5,886 76.44 4 390 97.50 Q3 2020 34 2,182 64.18 64 4,398 68.72 - - - Q4 2020 1 54 54.00 16 1,270 79.38 2 191 95.50 Total - 2020 71 4,629 65.20 168 12,433 74.01 18 1,537 85.39 2021 472 18,529 39.26 119 10,788 90.66 104 6,953 66.86 2022 83 6,525 78.61 27 2,568 95.11 105 6,444 61.37 2023 68 5,598 82.32 173 16,709 96.58 71 4,687 66.01 Thereafter 1,339 107,152 80.02 900 58,985 65.54 537 37,274 69.41 Total 2,033 $ 142,433 $ 70.06 1,435 $ 105,625 $ 73.61 852 $ 57,905 $ 67.96 Atlanta Other All Markets Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q2 2019 - - - - - - 7 639 91.29 Q3 2019 - - - 9 528 58.67 43 3,364 78.23 Q4 2019 - - - - - - 24 1,677 69.88 Total - 2019 - - - 9 528 58.67 74 5,680 76.76 Q1 2020 6 257 42.83 - - - 57 4,223 74.09 Q2 2020 - - - - - - 89 6,538 73.46 Q3 2020 6 198 33.00 61 2,265 37.13 165 9,043 54.81 Q4 2020 6 221 36.83 10 543 54.30 35 2,279 65.11 Total - 2020 18 676 37.56 71 2,808 39.55 346 22,083 63.82 2021 997 24,341 24.41 66 2,906 44.03 1,758 63,517 36.13 2022 26 856 32.92 216 8,451 39.13 457 24,844 54.36 2023 165 5,089 30.84 70 3,952 56.46 547 36,035 65.88 Thereafter 589 16,443 27.92 880 18,630 21.17 4,245 238,484 56.18 Total 1,795 $ 47,405 $ 26.41 1,312 $ 37,275 $ 28.41 7,427 $ 390,643 $ 52.60 (1) Reflects CXP's ownership share for properties held in unconsolidated joint ventures. (2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space. Supplemental Information - Q1 2019 24

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile Unaudited (SF & $ in thousands) (at 3/31/2019) Leased % of Leased Remaining Credit Rating Number of Annualized Lease Square Square Lease Term Tenant (1) Properties Revenue (ALR) (2) % of ALR Footage Footage Years (3) AT&T Corporation/AT&T Services BBB+ 1 $ 22,894 5.9% 955 12.8% 1.8 Pershing LLC A 1 18,743 4.8% 471 6.3% 2.2 Twitter BB- 1 17,085 4.4% 215 2.9% 11.1 Wells Fargo Bank N.A. AA- 3 15,652 4.0% 371 5.0% 7.1 Yahoo! BB+ 1 15,142 3.9% 193 2.6% 6.3 Westinghouse Electric Company Not Rated 1 14,775 3.8% 824 11.1% 13.7 Snap Inc. Not Rated 1 12,385 3.2% 154 2.1% 13.8 DocuSign, Inc. Not Rated 1 11,351 2.9% 138 1.9% 5.3 Newell Rubbermaid, Inc. BBB- 1 8,094 2.1% 250 3.4% 1.7 WeWork Companies Inc. Not Rated 2 7,755 2.0% 129 1.7% 11.9 DLA Piper US, LLP Not Rated 1 7,385 1.9% 65 0.9% 4.3 Affirm, Inc. Not Rated 1 6,841 1.7% 89 1.2% 7.0 Oracle America, Inc. AA- 2 5,745 1.5% 102 1.4% 3.6 Room & Board Not Rated 1 5,521 1.4% 60 0.8% 15.6 Quality Technology Services BB- 1 5,292 1.3% 128 1.7% 7.5 Amazon Web Services, Inc. AA- 1 4,943 1.3% 49 0.7% 2.3 Credit Suisse A 1 4,813 1.2% 62 0.8% 1.0 Gemini Trust Company, LLC Not Rated 1 4,770 1.2% 51 0.7% 10.2 Pitchbook Not Rated 1 4,629 1.2% 51 0.7% 10.9 BDG Media, Inc. Not Rated 1 4,477 1.1% 51 0.7% 9.6 Subtotal - Top 20 $ 198,292 50.8% 4,408 59.4% 7.1 All other 192,351 49.2% 3,019 40.6% 6.1 Total $ 390,643 100.0% 7,427 100.0% 6.6 Tenant Industry Profile (1) Other Business Services 25.6% 24.6% Rubber & Plastic Products 2.1% Real Estate 3.2% 9.9% Depository Institutions Security and 4.1% Commodity Brokers 4.2% 7.1% Electric, Gas, and Engineering and Sanitary Services 5.9% 6.6% 6.7% Management Services Legal Services Communication Nondepository Institutions (1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the Standard & Poor's credit rating has been provided. (2) Includes CXP's ownership share of ALR for properties held in unconsolidated joint ventures. (3) Weighted average based on CXP's share of Annualized Lease Revenue. Supplemental Information - Q1 2019 25

Columbia Property Trust, Inc. Transaction Activity (1/1/17 - 4/24/19) - Acquisitions Unaudited ($ in thousands) Acquisitions Acquisition Percent Rentable Square % Leased at Property Name Location Date Ownership Purchase Price Footage $ / SF Acquisition Lindbergh Center (retail) Atlanta, GA 10/24/2018 100% $ 23,000 146,419 $ 157 91.4% 149 Madison New York, NY 11/28/2017 100% 87,700 127,000 691 0.0% 218 West 18th Street New York, NY 10/11/2017 100% 174,700 165,670 100.0% 249 West 17th Street New York, NY 10/11/2017 100% 339,400 281,294 100.0% Subtotal (2 Property Portfolio) 514,100 446,964 1,150 Total - Acquisitions (excluding Joint Ventures) $ 624,800 720,383 Purchase Property Purchased Value Rentable Square % Leased at in Joint Venture Location Closing Date % Purchased @ 100% Footage $ / SF Closing Date 1800 M Street Washington, D.C. 10/11/2017 55% $ 421,000 580,930 $ 725 94.0% 114 5th Avenue New York, NY 7/6/2017 49.5% 220,000 351,451 626 100.0% Total - Joint Ventures $ 641,000 932,381 Property Purchased Purchase Approximate for Development Value Developable Expected in Joint Venture Location Closing Date % Purchased @ 100% Square Footage Delivery Date 799 Broadway New York, NY 10/3/2018 49.7% $ 145,500 182,000 2020 Supplemental Information - Q1 2019 26

Columbia Property Trust, Inc. Transaction Activity (1/1/17 - 4/24/19) - Dispositions Unaudited ($ in thousands) Dispositions Disposition Percent Gross Sale Rentable Square % Leased at Property Name Location Date Ownership Price Footage $ / SF Disposition One & Three Glenlake Atlanta, GA 4/15/2019 100% $ 227,500 710,832 320 100.0% 222 East 41st Street New York, NY 5/29/2018 100% 332,500 389,522 854 100.0% Key Center Tower Cleveland, OH 1/31/2017 100% 1,326,153 81.8% Key Center Marriott Cleveland, OH 1/31/2017 100% NA Subtotal (2 Property Portfolio) 267,500 1,326,153 NA 5 Houston Center Houston, TX 1/6/2017 100% 580,875 75.4% Energy Center Houston, TX 1/6/2017 100% 332,000 100.0% 515 Post Oak Houston, TX 1/6/2017 100% 273,710 79.6% Subtotal (3 Property Portfolio) 272,000 1,186,585 $ 229 83.2% Total - Dispositions (excluding Joint Ventures) $ 1,099,500 3,613,092 Contributed Property Contributed % Sold / Value Rentable Square % Leased at to Joint Venture Location Closing Date Retained @ 100% Footage $ / SF Closing Date University Circle San Francisco, CA 45% / 55% $ 540,000 451,287 $ 1,197 100.0% 333 Market Street San Francisco, CA 45% / 55% 500,000 657,114 761 100.0% Subtotal (2 Property Portfolio) 7/6/2017 & 2/1/2018 (1) $ 1,040,000 1,108,401 938 100.0% Total - Joint Ventures $ 1,040,000 1,108,401 (1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018. Supplemental Information - Q1 2019 27

Columbia Property Trust, Inc. Development Projects Unaudited ($ in thousands) CXP Share Approximate Estimated Equity Estimated Estimated Debt Project / % Square Project Initial % Invested Future Total Balance at Total Location Ownership Feet Start Occupancy Leased to Date Equity Investment 3/31/19 Financing 149 Madison Avenue Redevelopment 100% 121,000 Q4 2017 Q3 2020 94.5% $ 101,569 $ 33,546 $ 135,115 $ - $ - New York, NY 799 Broadway 49.7% 182,000 Q4 2018 Q4 2020 0.0% $ 35,035 $ 23,568 $ 58,603 $ 51,230 $ 92,939 New York, NY Supplemental Information - Q1 2019 28

Columbia Property Trust, Inc. Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Income (loss) $ 3,513 $ 5,003 $ 6,429 $ (3,439) $ 1,498 Depreciation 20,404 20,401 19,878 20,681 20,835 Amortization 7,461 7,995 7,920 8,623 8,016 Adjustments included in income (loss) from unconsolidated 12,928 12,668 12,519 12,632 13,558 joint ventures Gain on sale of unconsolidated joint venture interests - - - - (762) Impairment loss on real estate assets - - - 30,812 - FFO $ 44,306 $ 46,067 $ 46,746 $ 69,309 $ 43,145 Adjustments included in income (loss) from unconsolidated 117 - - - - joint ventures Non-cash carrying costs for Shuman Boulevard - - - 196 1,867 (Gain) loss on extinguishment of debt - 373 - (23,713) - Normalized FFO $ 44,423 $ 46,440 $ 46,746 $ 45,792 $ 45,012 Normalized FFO per share (basic) $ 0.38 $ 0.40 $ 0.40 $ 0.39 $ 0.38 Normalized FFO per share (diluted) $ 0.38 $ 0.40 $ 0.40 $ 0.39 $ 0.38 Weighted-average common shares outstanding - basic 116,462 116,853 117,609 118,035 119,082 Weighted-average common shares outstanding - diluted 116,880 117,359 118,207 118,462 119,350 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Cash Provided by Operating Activities $ 35,079 $ 36,588 $ 41,854 $ 4,412 $ 14,771 Adjustments included in income (loss) from unconsolidated 12,123 12,013 11,628 11,541 11,887 joint ventures Distributions from unconsolidated joint ventures (6,161) (7,338) (6,449) (6,442) (8,573) Net changes in operating assets and liabilities (2,661) 125 (7,295) 27,911 16,331 Maintenance capital (1) (2) (9,715) (3,128) (10,877) (5,283) (4,536) AFFO $ 28,665 $ 38,260 $ 28,861 $ 32,139 $ 29,880 Weighted-average common shares outstanding - basic 116,462 116,853 117,609 118,035 119,082 Weighted-average common shares outstanding - diluted 116,880 117,359 118,207 118,462 119,350 (1) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q1 2019 29

Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Unaudited (in thousands) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Operating Income (based on GAAP rents) $ 66,646 $ 68,638 $ 67,953 $ 68,049 $ 66,859 Straight-line rental income, net (wholly-owned) (4,390) (3,689) (5,056) (7,736) (9,503) Straight-line rental income, net (joint venture) 166 418 (135) 424 34 Above/below market lease amortization, net (wholly-owned) (1,109) (933) (1,020) (1,138) (61) Above/below market lease amortization, net (joint venture) (2,459) (2,765) (2,754) (2,898) (3,086) Net Operating Income (based on cash rents) $ 58,854 $ 61,669 $ 58,988 $ 56,701 $ 54,243 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) Unaudited (in thousands) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 FFO $ 44,306 $ 46,067 $ 46,746 $ 69,309 $ 43,145 Adjustments included in income (loss) from unconsolidated 117 - - - - joint ventures Non-cash carrying costs for Shuman Boulevard - - - 196 1,867 (Gain) loss on extinguishment of debt - 373 - (23,713) - Normalized FFO $ 44,423 $ 46,440 $ 46,746 $ 45,792 $ 45,012 Above/below market lease amortization, net (1,109) (933) (1,020) (1,138) (61) Straight-line rental income (4,631) (3,689) (5,056) (7,509) (9,698) Stock based compensation expense in G&A 1,539 1,614 1,630 2,194 1,528 Non-cash interest expense 640 676 719 826 882 Non-cash operating lease expense 212 - - 123 195 Other non-cash adjustments included in income (loss) from (2,694) (2,720) (3,281) (2,866) (3,442) unconsolidated joint ventures Total other non-cash adjustments (6,043) (5,052) (7,008) (8,370) (10,596) Maintenance capital (1) (2) (9,715) (3,128) (10,877) (5,283) (4,536) AFFO $ 28,665 $ 38,260 $ 28,861 $ 32,139 $ 29,880 Weighted-average common shares outstanding - basic 116,462 116,853 117,609 118,035 119,082 Weighted-average common shares outstanding - diluted 116,880 117,359 118,207 118,462 119,350 (1) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in unconsolidated joint ventures (see page 18). Supplemental Information - Q1 2019 30

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Income (loss) $ 3,513 $ 5,003 $ 6,429 $ (3,439) $ 1,498 Interest expense (net) 12,094 13,236 13,049 14,300 15,892 Interest income from development authority bonds - (1,471) (1,800) (1,800) (1,800) Income tax expense 7 21 3 6 7 Depreciation 20,404 20,401 19,878 20,681 20,835 Amortization 7,461 7,995 7,920 8,623 8,016 Adjustments included in income (loss) from unconsolidated joint 14,693 14,327 14,189 14,350 15,278 ventures EBITDA $ 58,172 $ 59,512 $ 59,668 $ 52,721 $ 59,726 Gain on sale of unconsolidated joint venture interests - - - - (762) Impairment loss on real estate assets - - - 30,812 - EBITDAre $ 58,172 $ 59,512 $ 59,668 $ 83,533 $ 58,964 (Gain) loss on extinguishment of debt - 373 - (23,713) - Adjusted EBITDAre $ 58,172 $ 59,885 $ 59,668 $ 59,820 $ 58,964 Asset & property management fee income (1,869) (1,982) (1,825) (1,818) (1,759) General and administrative - corporate 8,424 8,600 8,303 8,282 7,794 General and administrative - unconsolidated joint ventures 809 895 746 736 731 Straight line rental income (net) (4,390) (3,689) (5,056) (7,736) (9,503) Above/below market lease amortization, net (1,109) (933) (1,020) (1,138) (61) Adjustments included in income (loss) from unconsolidated joint (1,183) (1,107) (1,828) (1,445) (1,923) ventures Net Operating Income (based on cash rents) $ 58,854 $ 61,669 $ 58,988 $ 56,701 $ 54,243 Same Store Net Operating Income (based on cash rents) (15,425) (15,353) (14,758) (14,680) (14,096) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (154) (227) - - - Dispositions (3) (4) - 50 (38) 340 33 Same Store Net Operating Income (based on cash rents) $ 43,275 $ 46,139 $ 44,192 $ 42,361 $ 40,180 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (2) Reflects activity for the following properties acquired since January 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: 222 East 41st Street, University Circle (22.5% share), and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q1 2019 31

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Net Income (loss) $ 3,513 $ 5,003 $ 6,429 $ (3,439) $ 1,498 Interest expense (net) 12,094 13,236 13,049 14,300 15,892 Interest income from development authority bonds - (1,471) (1,800) (1,800) (1,800) Income tax expense 7 21 3 6 7 Depreciation 20,404 20,401 19,878 20,681 20,835 Amortization 7,461 7,995 7,920 8,623 8,016 Adjustments included in income (loss) from unconsolidated joint 14,693 14,327 14,189 14,350 15,278 ventures EBITDA $ 58,172 $ 59,512 $ 59,668 $ 52,721 $ 59,726 Gain on sale of unconsolidated joint venture interests - - - - (762) Impairment loss on real estate assets - - - 30,812 - EBITDAre $ 58,172 $ 59,512 $ 59,668 $ 83,533 $ 58,964 (Gain) loss on extinguishment of debt - 373 - (23,713) - Adjusted EBITDAre $ 58,172 $ 59,885 $ 59,668 $ 59,820 $ 58,964 Asset & property management fee income (1,869) (1,982) (1,825) (1,818) (1,759) General and administrative - corporate 8,424 8,600 8,303 8,282 7,794 General and administrative - unconsolidated joint ventures 809 895 746 736 731 Adjustments included in income (loss) from unconsolidated joint 1,110 1,240 1,061 1,029 1,129 ventures Net Operating Income (based on GAAP rents) $ 66,646 $ 68,638 $ 67,953 $ 68,049 $ 66,859 Same Store Net Operating Income (based on GAAP rents) (17,719) (17,701) (17,648) (17,155) (16,846) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (102) (245) - - - Dispositions (3) (4) - 50 (38) (2,109) (4,060) Same Store Net Operating Income (based on GAAP rents) $ 48,825 $ 50,742 $ 50,267 $ 48,785 $ 45,953 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (2) Reflects activity for the following properties acquired since January 1, 2018, for all periods presented: Lindbergh Center (retail) and 799 Broadway (49.7% share). (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: 222 East 41st Street, University Circle (22.5% share), and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q1 2019 32

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) recurring capital expenditures, and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q1 2019 33